Exhibit 10.40

                                 SIXTH AMENDMENT
                                     TO THE
                   SECURITY AND PLEDGE AGREEMENT, WITH ADDENDA

      Sixth Amendment, dated as of February 26, 2002 (the "Sixth Amendment") to the Security and Pledge Agreement (the "Security Agreement"), dated as of February 4, 1997, among Atlantic Express Transportation Group Inc., a New York corporation (together with its successors and assigns, "AETG"), Atlantic Express Transportation Corp., a New York corporation and a subsidiary of AETG (together with its successors and assigns, the "Company"), the subsidiaries of the Company that are party thereto and The Bank of New York, as the trustee under the Indenture (as defined below) for the benefit of the holders of the Notes (as defined below) (together with its successors and assigns, the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, the Third Amendment to the Security and Pledge Agreement, dated as of April 28, 1999, the Fourth Amendment to the Security and Pledge Agreement, dated as of December 22, 2000, and the Sixth Amendment to the Security and Pledge Agreement, dated as of August 15, 2001, each among AETG, the Company, the subsidiaries of the Company that are party thereto and the Secured Party. Capitalized terms not defined herein shall have the respective meaning set forth for such terms in the Security Agreement.

      WHEREAS, the parties to Security Agreement desire to amend the Security Agreement as set forth below.

            NOW, THEREFORE, in consideration of the agreements set forth herein and for other and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Schedules I, II and III shall hereby be amended to include the information set forth on such corresponding Schedules I, II and III attached hereto.

      2. Except as herein amended, all terms, provisions and conditions of the Security Agreement, all Annexes and Schedules thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

      3. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which constitute, collectively, one agreement.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

      5. In the event of a conflict between the terms and conditions of the Security Agreement and the terms and conditions of this Amendment, then the terms and conditions of this Amendment shall prevail.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

ATLANTIC EXPRESS TRANSPORTATION        ATLANTIC EXPRESS
GROUP INC.                             TRANSPORTATION CORP.

By:    /s/ Domenic Gatto               By:    /s/ Domenic Gatto
       ---------------------------            ----------------------------
Name:  Domenic Gatto                   Name:  Domenic Gatto
Title: President                       Title: President

                                   GUARANTORS

AIRPORT SERVICES, INC.                        COURTESY BUS CO., INC.
AMBOY BUS CO., INC.                           FIORE BUS SERVICE, INC.
ATLANTIC-CHITTENANGO REAL                     GROOM TRANSPORTATION, INC.
   PROPERTY CORP.                             G.V.D. LEASING CO., INC.
ATLANTIC-CONN TRANSIT, INC.                   JAMES MCCARTY LIMO SERVICE, INC.
ATLANTIC EXPRESS COACHWAYS, INC.              JERSEY BUS SALES, INC.
ATLANTIC EXPRESS NEW ENGLAND, INC.            JERSEY BUSINESS LAND CO., INC.
ATLANTIC EXPRESS OF CALIFORNIA, INC.          K. CORR, INC.
ATLANTIC EXPRESS OF ILLINOIS, INC.            MCINTIRE TRANSPORTATION, INC.
ATLANTIC EXPRESS OF L.A., INC.                METRO AFFILIATES, INC.
ATLANTIC EXPRESS OF MISSOURI, INC.            METROPOLITAN ESCORT SERVICE, INC.
ATLANTIC EXPRESS OF NEW JERSEY, INC.          MERIT TRANSPORTATION CORP.
ATLANTIC EXPRESS OF                           MIDWAY LEASING INC.
   PENNSYLVANIA, INC.                         MOUNTAIN TRANSIT, INC.
ATLANTIC EXPRESS OF SOUTH                     RAYBERN BUS SERVICE, INC.
   CAROLINA, INC.                             RAYBERN CAPITAL CORP.
ATLANTIC-HUDSON, INC.                         RAYBERN EQUITY CORP.
ATLANTIC MEDFORD, INC.                        R. FIORE BUS SERVICE, INC.
ATLANTIC PARATRANS, INC.                      ROBERT L. MCCARTHY & SON, INC.
ATLANTIC PARATRANS OF ARIZONA, INC.           STATEN ISLAND BUS, INC.
ATLANTIC PARATRANS OF COLORADO, INC.          TEMPORARY TRANSIT SERVICE, INC.
ATLANTIC PARATRANS OF KENTUCKY, INC.          T-NT BUS SERVICE, INC.
ATLANTIC PARATRANS OF NYC, INC.               TRANSCOMM, INC.
ATLANTIC PARATRANS OF                         WINSALE, INC.
   PENNSYLVANIA, INC.                         WRIGHTHOLM BUS LINE, INC.
ATLANTIC TRANSIT, CORP.                       180 JAMAICA CORP.
BLOCK 7932, INC.                              201 WEST SOTELLO REALTY, INC.
BROOKFIELD TRANSIT INC.
CENTRAL NEW YORK COACH SALES &
   SERVICE, INC.

                                       By:    /s/ Domenic Gatto
                                              ---------------------------
                                       Name:  Domenic Gatto
                                              Title:   President

THE BANK OF NEW YORK, as
  Trustee and Secured Party

By:    /s/ Julie Salovitch-Miller
       -----------------------------
Name:  /s/ Julie Salovitch-Miller
       -----------------------------
Title: Vice President
       -----------------------------